UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2006

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On November 29, 2006, Vista Gold Corp. (“Vista”) issued a press release announcing that the Supreme Court of the Yukon Territory has granted its final order approving the plan of arrangement that, if completed, will result in Vista transferring its existing Nevada properties into a recently incorporated company, Allied Nevada Gold Corp., which will concurrently acquire the Nevada mineral assets of Carl and Janet Pescio.  The closing of the transaction is subject to the satisfaction or waiver of a number of conditions customary in a transaction of this nature.  The arrangement is expected to close in December 2006.

The press release with respect to the above is furnished as Exhibit 99.1 and is attached hereto.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1            Press Release of Vista Gold Corp. dated November 29, 2006

Safe Harbor Statement; Forward Looking Statements.

This filing and the press release included as an exhibit hereto contain forward-looking statements within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in these materials that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as future business strategy, competitive strengths, goals, expansion and growth of Vista’s or Allied Nevada’s businesses, operations, plans and other such matters are forward-looking statements.  When used in this filing and the press release, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista and Allied Nevada, including anticipated consequences of the contemplated transaction described herein, to be materially different from any future risks, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, risks that Vista’s or Allied Nevada’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s or Allied Nevada’s operations of environmental regulations in the countries in which they operate; risks due to legal proceedings; uncertainty of being able to raise capital on favorable terms or at all; and risks that may affect Vista’s ability to complete the proposed transaction including risks that Vista may be unable to obtain required third party approvals; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and its other filings with the U.S. Securities and Exchange Commission.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Vista assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer

Date: November 30, 2006